UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08207

T. Rowe Price Tax-Efficient Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 29

Date of reporting period: August 31, 2012

Item 1. Report to Shareholders

Tax-Efficient Equity Fund	August 31, 2012

The views and opinions in this report were current as of August 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks generated modest gains in the six-month period ended August 31, 2012, receiving support from healthy corporate earnings. Accommodative monetary policy emanating from the Federal Reserve and the European Central Bank helped to overcome ongoing concerns over the European economy and slowing growth in China. The Tax-Efficient Equity Fund rose slightly over the period but lagged the Russell 3000 Growth Index and its Lipper peer group index.

As shown in the Performance Comparison table, the Tax-Efficient Equity Fund gained 0.40% for the six months ended August 31, 2012. Apart from small positions in the telecommunication services and utilities sectors, the fund’s consumer staples and health care stocks were our strongest absolute performers for the period. Our consumer discretionary and information technology holdings posted more modest gains. The energy sector fared worst, while our materials, financials, and industrials and business services holdings registered narrower losses. Stock selection added value versus our Lipper peer group but weighed on results versus the Russell index. Sector weightings had a modestly negative impact on the fund’s relative performance.

OUR INVESTMENT PHILOSOPHY

The fund’s investment philosophy remains consistent regardless of the prevailing market conditions. Rather than attempt to time the market’s short-term performance cycles, ours is a long-term investment approach that looks for stocks in high-quality businesses selling at attractive valuations. Although relative performance can be bumpy, we believe that this steady approach never goes out of style and can add value over longer time periods. Our goal is to generate competitive pretax performance and superior after-tax results through a full capital market cycle.

  The fund invests in a broad range of mid- and large-cap companies with strong growth prospects and market-leading positions within their industries.

  In order to minimize taxable capital gain distributions and maximize after-tax returns, we plan to own our companies for the long haul, focusing on those with strong, sustainable market positions and high returns on capital. Several studies have shown that there is often a substantial difference between pretax and after-tax returns over longer time periods.

  We prefer to let our winners run. As a result, we try not to realize capital gains unless a company’s long-term outlook has deteriorated materially. As appropriate, we will sell investments that have declined and accumulate tax losses that can be used to offset future gains that would otherwise be taxable.

  Because we believe successful market timing is virtually impossible, we typically maintain a low cash position and stay almost fully invested. Attempts to sell at the peak and buy at the bottom require an investor to make the right timing decision twice, complicating an already challenging task under any market conditions.

  Although we may make new purchases opportunistically, we will not trade opportunistically or rotate from one sector to another in an attempt to capture short-term outperformance.

  We know that time and patience may be required for some of these investments to bear fruit. As a result, the fund’s short-term performance will frequently deviate, both positively and negatively, from that of competing funds that are focused on pretax returns.

MARKET ENVIRONMENT

Despite the sluggish U.S. economy, nascent recession in Europe, and slower growth in key emerging markets, the environment for U.S. equities was generally favorable in the six months ended August 31, 2012. The domestic economy continued to expand, albeit at a modest pace. Corporate fundamentals remained strong, with ample cash on corporate balance sheets. The Federal Reserve maintained its highly accommodative monetary policy and is intent on keeping interest rates very low until mid-2015. As the period closed, stocks climbed to levels not seen since 2008 as the European Central Bank unveiled a plan to buy short-term sovereign debt of troubled eurozone countries if they seek formal financial assistance.

Major U.S. stock market indexes produced moderate gains in the first six months of the fund’s fiscal year. As measured by various Russell indexes, large-cap U.S. stocks outperformed their mid- and small-cap counterparts, and value shares outperformed growth across all market capitalizations. Consumer staples, health care, telecommunication services, and financials posted solid gains and were the best performers in the benchmark Russell 3000 Growth Index. The industrials and business services, utilities, energy, and materials sectors were the weakest, finishing the period in negative territory as the slowing global economy weighed on demand.

PORTFOLIO CHARACTERISTICS

The Tax-Efficient Equity Fund seeks to buy and hold attractively valued, high-quality growth companies with good business models, strong management, and favorable long-term prospects. Our goal is to build a portfolio that keeps pace with the broader market when stocks are rising and outperforms during more challenging periods.

  Tax Efficiency: The fund’s tax-efficiency ratio is calculated by dividing the fund’s after-tax return by its pretax return. Our high tax-efficiency ratio reflects that the fund has made no capital gain distributions since its inception on December 29, 2000. In light of our tax loss carryforward, in which losses may be used to offset capital gains so that they are not passed on to shareholders, we do not expect to make a capital gain distribution this year. One benefit of the volatility of the last six months is that our tax loss carryforward increased from 0.8% to 1.8% of net assets. Considering the near certainty of higher tax rates in the future, we believe strategies that recognize significant short- and long-term capital gains will be increasingly disadvantageous for taxable investors.

  Earnings Growth: The earnings of the companies in our portfolio are expected to grow faster than that of the Russell 3000 Growth Index. The fund’s projected long-term earnings growth rate of 14.5% exceeds the 12.8% index rate, while our historical earnings growth rate over the last five years was 13.1% versus 12.4% for the index.

  Return on Equity: The fund’s 12-month return on equity at the end of our reporting period was 20.4%. A high, sustainable ROE indicates that a company is using its investment dollars to generate earnings growth. It is one of the most important characteristics we consider when researching potential investments and reviewing current holdings.

  Market Capitalization: The fund’s investment-weighted median market capitalization is $16.3 billion versus $46.3 billion for the index, reflecting the fund’s greater exposure to mid-cap companies and its broad diversification. Our exposure to smaller companies hurt our relative performance as larger growth stocks outperformed mid-cap growth stocks by approximately 3.5% over the last six months. The fund held shares in approximately 320 companies at the end of our reporting period. (Diversification cannot assure a profit or protect against loss in a declining market.)

PERFORMANCE REVIEW

Consumer staples was among the fund’s best-performing sectors in absolute terms over the past six months. Our underweight allocation to this traditionally defensive sector detracted from results versus the Russell benchmark as investors sought safety amid heightened market volatility. However, we maintained our underweight as we did not believe market and economic fundamentals warranted extreme risk aversion. We are optimistic that our position will prove beneficial when markets settle and investors return to more growth-oriented assets. Spirits company Diageo was among our best overall performers. Fundamentals continue to strengthen as demand for the company’s stable of premium brands—Tanqueray, Johnnie Walker, Guinness, and others—is growing among increasingly wealthy emerging markets.

Beverage makers Coca-Cola and PepsiCo were also strong contributors. We favor food and beverage makers with strong brands, such as spice company McCormick, Hershey Foods, and spirits maker Brown-Forman—all of which generated good gains. We also like food retailers such as Whole Foods Market, which specializes in organic foods and did very well in the last six months, and Fresh Market, a relatively new holding with a focus on high-quality products. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our health care stocks also generated good gains, although stock selection and a small underweight versus the Russell benchmark detracted modestly from relative results. Health care remains a challenging sector in which to invest, given that innovation is difficult, expensive, and increasingly unaffordable. Still, the sector features some good long-term investment opportunities. Shares in our biotechnology companies were particularly strong. Regeneron Pharmaceuticals was a top performer in our last letter, and shares continued to surge on the success of Eylea, a drug used to treat age-related macular degeneration. Incyte shares also rose sharply. Jakafi, the company’s new myelofibrosis drug, got off to a fast launch and could become a blockbuster. Catalyst Health Solutions was a top contributor among our health care providers. Catalyst was acquired by SXC Health Solutions in a deal valuing Catalyst at approximately $4.8 billion. The newly formed pharmacy benefits management company promptly renamed itself Catamaran. Pharmaceutical stocks were among our largest detractors, as we do not own any of the very large traditional companies that tended to outperform during the period.

Our consumer discretionary holdings produced modest gains. Stock selection detracted from performance versus the Russell index, but an overweight allocation helped to offset some of the impact. The sector includes a broad assortment of businesses, including retailers, media companies, homebuilders, hotels, and restaurants, that frequently feature good business models, excellent cash flow, and other favorable attributes. Once again, Amazon.com was among our best contributors. Amazon has exceptional long-term growth potential in e-commerce, as its increasingly attractive offerings drive ongoing and sustainable share gains from retail stores. In addition, we see enormous potential in its cloud computing business, Amazon Web Services, and believe this is underappreciated by investors. Specialty retailers were also strong. Signs of modest improvement in the housing market helped shares of home improvement giant Home Depot, while value-oriented retailers Ross Stores and TJX, owner of T.J. Maxx and Marshalls, were also solid gainers. These companies provide good products at a good value and continue to take market share from more traditional retailers. McDonald’s fell due to disappointing growth in its overseas operations and a stronger U.S. dollar. These are likely to be temporary setbacks, however, and shares in this market-leading company should rebound as the operating environment improves.

The fund’s information technology allocation posted slim gains for the period. Stock selection detracted from relative returns, as did a modest underweight position versus the benchmark. Nevertheless, the sector has a number of businesses with attractive long-term growth potential, and it continues to be our largest sector allocation. Apple was the fund’s top contributor and remained our largest single position. The company announced plans to spend $45 billion over the next three years on share repurchases and newly initiated dividend payments. Despite the proposed payout, Apple should continue to build enormous amounts of cash on its balance sheet over the next few years. The company is a star player in the global mobile computing market, and with a solid product pipeline and world-class management, we believe Apple is poised for more strong performance. Shares of Internet search giant Google also rose nicely. We are impressed with its continued efforts in mobile, video and display, and its Chrome search engine and software products. While the company’s growth is moderating, we believe the stock valuation more than reflects this, creating an attractive investment. Juniper Networks was a significant detractor. The stock has struggled as capital spending among telecommunication service providers remains depressed. However, the company has substantial cash holdings and trades at an undemanding valuation.

Energy stocks were our weakest performers as the slowing global economy weighed on demand. Stock selection detracted from results versus the benchmark. As we said in our last letter, we do not attempt to forecast volatile energy prices, nor do we invest in energy stocks in an attempt to play short-term price movements. Rather, we look to invest in differentiated service companies and those that are skilled at finding underlying resources. Several of our oil service companies fell sharply during the period, including Cameron International, Schlumberger, and FMC Technologies. These companies came under significant pressure as oil prices declined substantially, but we believe they are positioned to grow over time, unless economic growth and energy prices decline sharply. Shares of Occidental Petroleum slumped amid slowing demand and increasing production in the U.S. However, the company remains a well-managed industry player, and with annual production growth of 5% to 8%, it should be poised to rebound when the global economy improves. Coal stocks such as Peabody Energy also detracted. North America recently experienced its warmest winter in the last 50 years, putting U.S. thermal coal on its heels just as competing natural gas prices fell to decade lows.

Our materials stocks fell moderately over the last six months. Stock selection and a small overweight allocation limited the fund’s performance versus the Russell benchmark. Our holdings are concentrated in the chemicals and metals and mining industries. We seek differentiated companies that can add value to a commodity or are low-cost producers positioned for the long term. As with our approach to the energy sector, we do not seek to forecast or invest based on fluctuating commodity price trends. Paint companies Sherwin-Williams and PPG Industries were among our top contributors, benefiting from a burgeoning recovery in the housing market, improved volumes, and higher gross margins resulting from lower commodity input costs. Not surprisingly, metals and mining firms were weak as the slowing global economy resulted in slackened demand. Metallurgical coal miner Walter Energy fell amid a particularly poor operating environment for coal, while Eldorado Gold and Freeport-McMoRan Copper & Gold also experienced steep declines.

Financials stocks detracted from fund results. Insurance holdings Arch Capital Group, Willis, and Brown & Brown all benefited performance. We continue to favor the insurance industry because we expect an improving pricing environment that will benefit both insurers and brokers. Capital markets firms, such as BlackRock, Lazard, and Charles Schwab, were particularly weak amid heightened market volatility.

OUTLOOK

Our basic outlook has not changed materially in the last six months. The U.S. economy continues to grow moderately, and the Federal Reserve’s monetary policies remain highly accommodative. Continued job and income growth are vital for a sustainable recovery, although soft capital spending suggests cautious hiring ahead. Inflation remains subdued, and the sluggish global economy is likely to weigh on many commodity prices. Consumer sentiment remains restrained, although signs that the U.S. housing market may be bottoming could improve attitudes.

Corporations have substantial cash reserves on their balance sheets and are increasing dividends to shareholders. In some cases, dividend yields on stocks are higher than yields on investment-grade bonds, with stocks also offering the potential for greater long-term capital appreciation. Corporate earnings remain healthy but could be squeezed with much of Europe mired in recession and economic growth in key emerging markets slowing. Energy prices may soften in the face of reduced global demand and increased U.S. energy production, which could provide some flexibility for household budgets and corporate earnings, particularly for industrial companies that traditionally use a lot of energy. Despite a relatively good run over the past year, equity valuations remain attractive relative to historical norms, and the market is far from speculative as skittish investors remain on the sidelines.

We are surprised that demand for Treasuries has remained strong, especially considering how low nominal interest rates have fallen. Real interest rates, which are calculated by subtracting the inflation rate from nominal rates, are even lower—and, in fact, are currently negative for many investment-grade bonds. We know from experience that most investment trends eventually come to an end. Investors who fled to the perceived safety of Treasuries or other high-quality fixed income securities may not realize how risky these investments are when interest rates and/or inflation rise. If interest rates simply return to where they were about 18 months ago, investors in long-term Treasury bonds could be facing steep double-digit losses.

The current environment appears favorable for our investment management approach, which is characterized by a disciplined focus on world-class companies with market-leading positions. We are dedicated to fundamental research and maintain a long-term investment horizon. In addition, we are sensitive to valuations and seek companies with good risk/reward characteristics. We believe these hallmarks of our investment approach will continue to serve shareholders well in the years ahead.

As always, thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Donald J. Peters
Chairman of the fund’s Investment Advisory Committee

September 21, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The stock market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the funds may prove incorrect, resulting in losses or poor performance even in a rising market.

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. Investing in small companies also involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Technology stocks are particularly volatile and subject to greater price swings, up and down, than the broad market. It is possible that companies whose products and services first appear promising may not succeed over the long term; they may succumb to intense competition or could quickly become obsolete in a rapidly developing marketplace. Earnings projections for developing companies that are not met can result in sharp price declines. This is true even in a generally rising stock market environment.

GLOSSARY

Earnings growth rate: Measures the annualized percent change in earnings per share for a given time period.

Historical growth five years (least squares): Least squares growth calculation attempts to find the “normal” growth rate given a stream of historical growth rates. It searches for the growth rate that best fits the line produced by a stream of growth numbers.

Investment-weighted median market capitalization: The investment-weighted midpoint market capitalization (shares outstanding multiplied by current price) representing a typical security in a portfolio. An investment-weighted median represents the breakpoint where 50% of the values are above and 50% of the values are below based on portfolio weight.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Price-to-book ratio: A valuation measure that compares a stock’s market price with its book value (i.e., the company’s net worth divided by the number of outstanding shares).

Price-to-earnings (P/E) ratio—12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate: A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE)—current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 1000 Index: An index that tracks the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Growth Index: An index that tracks the performance of large-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 1000 Value Index: An index that tracks the performance of large-cap stocks with lower price-to-book ratios and lower forecast growth values.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

Russell 3000 Growth Index: An index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Index: An unmanaged index that tracks the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecast growth values.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 8/31/12
Apple	5.2%
Google	2.9
Amazon.com	1.9
Philip Morris International	1.6
MasterCard	1.6
Qualcomm	1.4
Visa	1.4
Union Pacific	1.3
Coca-Cola	1.3
Boeing	1.2
Priceline.com	1.2
Regeneron Pharmaceuticals	1.2
Precision Castparts	1.1
UnitedHealth Group	1.0
Kansas City Southern Industries	1.0
eBay	0.9
Diageo	0.9
Sherwin-Williams	0.9
SBA Communications	0.9
Crown Castle International	0.9
McKesson	0.9
Accenture	0.8
AmerisourceBergen	0.8
Home Depot	0.8
Monsanto	0.8
Total	33.9%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 8/31/12

Best Contributors		Worst Contributors	
Apple	15¢	Facebook	-5¢
Amazon.com	7	Informatica	-3
Regeneron Pharmaceuticals	6	Joy Global	-3
Google	4	Schlumberger	-2
Sherwin-Williams	4	Baidu	-2
Visa	2	Chipotle Mexican Grill	-2
Crown Castle International	2	Occidental Petroleum	-2
Philip Morris International	2	Juniper Networks	-2
Diageo	2	Fossil	-2
Home Depot	2	Walter Energy*	-2
Total	46¢	Total	-25¢

12 Months Ended 8/31/12

Best Contributors		Worst Contributors	
Apple	37¢	Sina	-5¢
Regeneron Pharmaceuticals	12	Facebook	-5
Google	8	Baidu	-3
Sherwin-Williams	7	Walter Energy*	-3
Philip Morris International	6	Wynn Resorts	-3
Visa	5	Peabody Energy*	-3
Home Depot	4	Osisko Mining*	-2
Union Pacific	4	Ctrip.com International*	-2
Diageo	4	Chipotle Mexican Grill	-2
Kansas City Southern Industries	4	Joy Global	-2
Total	91¢	Total	-30¢

*Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 8/31/12	Year Ended 2/29/12	2/28/11	2/28/10	2/28/09	2/29/08
NET ASSET VALUE						
Beginning of period	$ 14.98	$ 14.23	$ 11.07	$ 7.01	$ 12.53	$ 12.52
Investment activities						
Net investment income (loss)[1]	0.02	0.02	0.01	0.01[2]	(0.03)[2]	(0.05)[2]
Net realized and unrealized gain (loss)	0.04	0.76	3.17	4.05	(5.49)	0.06[3]
Total from investment activities	0.06	0.78	3.18	4.06	(5.52)	0.01
Distributions						
Net investment income	–	(0.03)	(0.02)	–	–	–
NET ASSET VALUE						
End of period	**$ 15.04**	**$ 14.98**	**$ 14.23**	**$ 11.07**	**$ 7.01**	**$ 12.53**

Ratios/Supplemental Data

Total return[4]	**0.40%**	**5.47%**	**28.75%**	**57.92%**[2]	**(44.05)%**[2]	**0.08%**[2]
Ratio of total expenses to average net assets	1.00%[5]	1.03%	1.22%	1.25%[2]	1.25%[2]	1.25%[2]
Ratio of net investment income (loss) to average net assets	0.21%[5]	0.16%	0.10%	0.10%[2]	(0.29)%[2]	(0.38)%[2]
Portfolio turnover rate	17.3%	25.1%	38.7%	67.6%	35.5%	21.3%
Net assets, end of period (in thousands)	$ 95,165	$ 93,756	$ 89,862	$ 72,108	$ 22,309	$ 39,992

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 6/30/12.

(3) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(5) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 99.4%		
CONSUMER DISCRETIONARY 18.3%		
Auto Components 0.2%		
Gentex (1)	3,700	65
TRW (2)	3,700	162
		227
Diversified Consumer Services 0.2%		
Sotheby's	2,400	75
Strayer Education (1)	1,400	91
Weight Watchers (1)	1,200	57
		223
Hotels, Restaurants & Leisure 4.4%		
Carnival	5,800	201
Chipotle Mexican Grill (2)	1,500	433
Choice Hotels International (1)	2,700	85
Hyatt Hotels, Class A (2)	1,100	42
Marriott, Class A (1)	12,607	475
McDonald's	4,600	412
Panera Bread, Class A (2)	700	108
Royal Caribbean Cruises	1,500	40
Starbucks	14,600	724
Starwood Hotels & Resorts Worldwide	10,400	573
Tim Hortons	3,100	157
Wynn Resorts	4,000	413
Yum! Brands	8,800	561
		4,224
Household Durables 0.1%		
Toll Brothers (2)	2,000	65
		65
Internet & Catalog Retail 3.6%		
Amazon.com (2)	7,100	1,762
Liberty Interactive (2)	19,100	348

Liberty Ventures, Class A (2)	955	44
Liberty Ventures, Rights, 12/31/49 (2)	318	—
Netflix (1)(2)	1,500	90
priceline.com (2)	1,900	1,149
		3,393
Leisure Equipment & Products 0.2%		
Mattel	6,200	218
		218
Media 2.3%		
AMC Networks, Class A (2)	300	12
Charter Communications, Class A (2)	2,000	156
Discovery Communications, Class C (2)	5,300	274
Interpublic Group	5,200	55
Madison Square Garden (2)	2,250	95
McGraw-Hill	11,000	563
Omnicom	9,200	473
Walt Disney	11,500	569
		2,197
Multiline Retail 1.3%		
Dollar General (2)	10,300	526
Dollar Tree (2)	8,800	424
Kohl's	5,900	308
		1,258
Specialty Retail 4.2%		
AutoZone (2)	600	217
Bed Bath & Beyond (2)	2,800	188
CarMax (2)	14,600	447
Chico's	4,600	87
Dick's Sporting Goods	1,600	80
Gap	2,300	82
Guess (1)	1,900	50

Home Depot	13,600	772
Men's Wearhouse	1,500	47
O'Reilly Automotive (2)	5,400	459
PetSmart	1,400	99
Ross Stores	4,300	298
Tiffany	9,400	582
TJX	7,800	357
TSC	1,000	95
Urban Outfitters (2)	1,300	49
Williams-Sonoma	1,800	74
		3,983
Textiles, Apparel & Luxury Goods 1.8%		
Coach	3,500	203
Fossil (2)	4,400	374
Lululemon Athletica (1)(2)	4,700	306
Michael Kors Holdings (2)	4,183	226
Nike, Class B	5,800	565
		1,674
Total Consumer Discretionary		17,462
CONSUMER STAPLES 8.8%		
Beverages 2.9%		
Beam	1,100	64
Brown-Forman, Class B	1,425	91
Coca-Cola	32,600	1,219
Diageo, ADR (1)	8,000	874
Dr Pepper Snapple	3,700	166
PepsiCo	5,100	370
		2,784
Food & Staples Retailing 0.7%		
CVS Caremark	7,800	355

Fresh Market (2)	1,300	75
Whole Foods Market	2,200	213
		643
Food Products 2.0%		
Campbell Soup	1,200	42
Flowers Foods	5,500	113
General Mills	9,400	370
Hershey Foods	4,200	302
J.M. Smucker	1,000	85
Kellogg	2,500	127
McCormick	6,300	387
Mead Johnson Nutrition, Class A	6,900	506
		1,932
Household Products 0.9%		
Church & Dwight	3,000	164
Clorox	1,200	87
Colgate-Palmolive	1,900	202
Procter & Gamble	5,512	371
		824
Tobacco 2.3%		
Lorillard	4,900	615
Philip Morris International	17,200	1,536
		2,151
Total Consumer Staples		8,334
ENERGY 4.3%		
Energy Equipment & Services 2.1%		
Cameron International (2)	2,600	142
Core Laboratories	3,100	379
Diamond Offshore Drilling (1)	700	47
Dresser-Rand Group (2)	1,400	71

Dril-Quip (2)	1,000	70
FMC Technologies (2)	7,900	370
Lufkin	500	26
National Oilwell Varco	2,800	221
Oceaneering International	2,600	139
Schlumberger	7,100	514
		1,979

Oil, Gas & Consumable Fuels 2.2%

Chevron	1,900	213
Cimarex Energy	1,600	92
Concho Resources (2)	3,800	341
Continental Resources (1)(2)	4,400	326
EQT	1,500	81
ExxonMobil	2,200	192
Halcon Resources (1)(2)	7,500	58
Occidental Petroleum	2,600	221
Pioneer Natural Resources	700	68
Range Resources	6,400	417
SM Energy	1,700	80
Southwestern Energy (2)	1,100	34
		2,123
Total Energy		4,102

FINANCIALS 4.3%

Capital Markets 1.6%

BlackRock	3,900	688
Charles Schwab	1,000	14
E*TRADE Financial (2)	6,300	54
Invesco	2,200	52
Lazard	9,900	282
Northern Trust	4,100	190
State Street	4,300	179

HEALTH CARE 11.4%

Biotechnology 3.0%

Alexion Pharmaceuticals (2)	5,300	568
Alkermes (2)	4,200	77
Ariad Pharmaceuticals (2)	3,600	74
BioMarin Pharmaceutical (2)	8,500	317
Cubist Pharmaceuticals (2)	1,700	79
Incyte (1)(2)	8,400	168
Medivation (2)	800	84
Myriad Genetics (2)	1,900	48
ONYX Pharmaceuticals (2)	1,000	72
Pharmacyclics (1)(2)	1,900	127
Regeneron Pharmaceuticals (2)	7,700	1,140
Vertex Pharmaceuticals (2)	2,400	128
		2,882

Health Care Equipment & Supplies 1.6%

Baxter International	3,500	205
Becton, Dickinson & Company	2,300	175
C. R. Bard	3,900	383
DENTSPLY International	2,400	87
Edwards Lifesciences (2)	700	72
IDEXX Laboratories (1)(2)	1,200	114
Intuitive Surgical (2)	700	344
Thoratec (2)	1,600	54
Varian Medical Systems (2)	800	47
		1,481

Health Care Providers & Services 5.4%

AmerisourceBergen	20,500	790
Catamaran (2)	7,356	641
Cigna	1,300	59
Community Health Systems (2)	2,000	54

Valeant Pharmaceuticals International (2)	6,000	308
		719
Total Health Care		10,882

INDUSTRIALS & BUSINESS SERVICES 14.6%

Aerospace & Defense 2.9%

Boeing	16,500	1,178
Embraer, ADR	2,100	57
Precision Castparts	6,300	1,015
Spirit Aerosystems Holdings, Class A (2)	2,700	67
Transdigm Group (2)	2,800	388
Triumph Group	1,200	71
		2,776

Air Freight & Logistics 1.3%

C.H. Robinson Worldwide	4,400	249
Expeditors International of Washington	8,100	297
UPS, Class B	9,200	679
		1,225

Airlines 0.3%

Copa Holdings	2,100	163
Southwest Airlines	9,500	85
		248

Building Products 0.1%

Fortune Brands Home & Security (2)	3,200	81
		81

Commercial Services & Supplies 1.1%

Clean Harbors (2)	2,400	131
Copart (2)	2,300	61
IHS (2)	4,600	525
Stericycle (2)	2,900	265

Waste Connections	3,650	106
		1,088
Construction & Engineering 0.4%		
Fluor	5,900	304
Quanta Services (2)	1,900	45
		349
Electrical Equipment 1.3%		
AMETEK	3,487	120
Babcock & Wilcox (2)	12,900	318
Emerson Electric	8,300	421
Hubbell, Class B	1,600	129
II-VI (2)	2,800	52
Rockwell Automation	600	43
Roper Industries	1,700	175
		1,258
Industrial Conglomerates 0.3%		
3M	2,200	204
McDermott International (2)	4,900	54
		258
Machinery 2.5%		
Clarcor	1,000	48
Cummins	3,500	340
Deere	6,100	458
Donaldson	2,900	102
Flowserve	2,100	268
Graco	1,500	74
IDEX	925	37
Joy Global	4,600	246
PACCAR	4,900	196
Pall	2,400	133
Rexnord (2)	2,700	41

Terex (2)	3,000	66
Valmont Industries	1,200	152
WABCO Holdings (2)	1,600	94
Wabtec	1,700	133
		2,388
Professional Services 0.7%		
ManpowerGroup	1,600	59
Robert Half International	7,700	203
Verisk Analytics, Class A (2)	8,200	398
		660
Road & Rail 2.8%		
CSX	10,400	234
Hertz Global Holdings (2)	5,000	71
J.B. Hunt Transport Services	2,100	110
Kansas City Southern Industries	11,800	912
Landstar System	1,900	90
Union Pacific	10,200	1,239
		2,656
Trading Companies & Distributors 0.9%		
Fastenal (1)	7,700	332
W. W. Grainger	2,800	576
		908
Total Industrials & Business Services		13,895
INFORMATION TECHNOLOGY 30.8%		
Communications Equipment 1.8%		
Aruba Networks (1)(2)	4,600	90
Ciena (1)(2)	3,000	41
F5 Networks (2)	600	59
JDS Uniphase (2)	2,000	22
Juniper Networks (2)	7,500	131

Palo Alto Networks (1)(2)	100	6
Qualcomm	22,400	1,377
		1,726
Computers & Peripherals 6.6%		
Apple	7,500	4,989
EMC (2)	26,700	702
NetApp (2)	9,900	342
SanDisk (2)	6,000	247
		6,280
Electronic Equipment, Instruments & Components 0.8%		
Amphenol, Class A	2,700	164
IPG Photonics (1)(2)	1,600	98
Jabil Circuit	3,500	80
National Instruments	1,875	48
Trimble Navigation (2)	8,000	393
		783
Internet Software & Services 5.7%		
Baidu, ADR (2)	6,200	691
Dropbox, Acquisition Date: 5/1/12, Acquisition Cost $6 (2)(3)	700	6
eBay (2)	18,500	878
Equinix (2)	500	99
Facebook, Class A, Acquisition Date: 8/12 – 12/29/11 Acquisition Cost $218 (2)(3)	7,344	126
Facebook, Class B, Acquisition Date: 3/31 – 5/19/11 Acquisition Cost $264 (2)(3)	10,566	182
Google, Class A (2)	4,000	2,740
LinkedIn (2)	3,900	419
Rackspace Hosting (2)	1,500	90
Sina (1)(2)	2,600	146
		5,377
IT Services 6.2%		
Accenture, Class A	13,100	807

Automatic Data Processing	4,100	238
Cognizant Technology Solutions (2)	3,200	206
Gartner (2)	3,900	193
Genpact (2)	3,300	60
IBM	3,400	663
MasterCard, Class A	3,600	1,523
Paychex	1,600	53
Teradata (2)	7,100	542
Vantiv, Class A (2)	6,200	140
Visa, Class A	10,700	1,372
Western Union	6,600	116
		5,913
Office Electronics 0.0%		
Zebra Technologies (2)	1,000	37
		37
Semiconductor & Semiconductor Equipment 4.5%		
Altera	15,900	594
Analog Devices	9,700	385
ARM Holdings, ADR (1)	24,700	673
Broadcom, Class A	17,200	611
Lam Research (2)	3,100	106
Linear Technology	13,100	433
Microchip Technology (1)	8,900	309
NVIDIA (2)	6,200	87
Silicon Laboratories (2)	2,300	88
Skyworks Solutions (2)	11,900	362
Xilinx	17,200	583
		4,231
Software 5.2%		
Ansys (2)	5,400	377
Autodesk (2)	10,000	311
Check Point Software Technologies (2)	8,800	406

Citrix Systems (2)	1,600	124
Commvault Systems (2)	1,600	81
Concur Technologies (2)	2,500	181
FactSet Research Systems (1)	500	46
Fortinet (2)	3,700	98
Informatica (2)	8,600	280
Intuit	6,900	404
MICROS Systems (2)	1,500	76
Nuance Communications (2)	20,000	477
Red Hat (2)	11,100	622
Salesforce.com (2)	4,300	624
ServiceNow (1)(2)	2,600	81
Solera Holdings	1,200	49
TIBCO Software (2)	23,500	703
		4,940
Total Information Technology		29,287

MATERIALS 5.0%

Chemicals 3.6%

Air Products & Chemicals	700	58
Albemarle	800	44
Celanese, Series A	4,100	157
CF Industries	900	186
Monsanto	8,400	732
Potash Corporation of Saskatchewan	4,400	181
PPG Industries	1,400	154
Praxair	3,800	401
Rockwood Holdings	2,500	118
Sherwin-Williams	5,900	844
Sigma Aldrich	800	57
Sociedad Quimica y Minera de Chile, ADR	8,500	524
		3,456

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Tax-Efficient Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Tax-Efficient Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on December 29, 2000. The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for less than 365 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on August 31, 2012:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended August 31, 2012. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at August 31, 2012, totaled $0 for the six months ended August 31, 2012.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At August 31, 2012, the value of loaned securities was $2,538,000; the value of cash collateral investments was $2,585,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $17,395,000 and $16,191,000, respectively, for the six months ended August 31, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after March 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of February 29, 2012, the fund had $348,000 of available capital loss carryforwards, which expire as follows: $52,000 in fiscal 2017; $296,000 have no expiration.

At August 31, 2012, the cost of investments for federal income tax purposes was $71,465,000. Net unrealized gain aggregated $26,220,000 at period-end, of which $26,930,000 related to appreciated investments and $710,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2012, the effective annual group fee rate was 0.30%.

The fund was also subject to a contractual expense limitation through June 30, 2012. During the limitation period, Price Associates was required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25%. The fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than June 30, 2014. At August 31, 2012, there were no amounts subject to repayment by the fund. For the six months ended August 31, 2012, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended August 31, 2012, expenses incurred pursuant to these service agreements were $50,000 for Price Associates; $27,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month, one- and three-year, and since-inception periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund in particular, because the fund had not achieved sufficient scale to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including amounts reimbursed to the Advisor as a result of fees previously waived or expenses previously borne pursuant to an expense limitation) was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was above the median for certain groups of comparable funds but below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Efficient Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date October 16, 2012